UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2015
 ____________________________________
Washington Federal, Inc.
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654	91-1661606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
425 Pike Street, Seattle, Washington 98101
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 17, 2015, Washington Federal, Inc. (the “Company”) entered into Change of Control Agreements (the “Change of Control Agreements”) with each of its named executive officers. The Change of Control Agreements have a double trigger that provides for a severance payment only upon the occurrence of both a Change of Control (as defined in the Change of Control Agreements) and an adverse impact on the executive officers’ employment such as an involuntarily termination or a significant diminution in role or responsibilities.
The Change of Control Agreements provide that an executive officer receives payments only if, in connection with a Change of Control, the executive officer’s employment is terminated involuntarily by the Company without Cause or voluntarily by the executive officer for Good Reason, each of which are defined in the Change of Control Agreements. If employment is terminated by the Company without Cause or by such executive officer for Good Reason during the first three years after a Change of Control, the executive officer will receive a payment equal to the sum of: (1) the earned but unpaid base salary due to such executive officer as of the date of termination; (2) a proportionate annual bonus due to such executive officer for the portion of the year worked prior to the termination, based on the higher of (a) such executive officer’s highest bonus paid by the Company under the Company’s annual incentive plans for the three years preceding the Change of Control and (b) the annual bonus paid or payable to the executive officer for the last year (the “Highest Annual Bonus”); and (3) a lump sum payment equal to the product of (a) a multiple of 2.99 for the Company’s Chief Executive Officer and a multiple of 2 for each of the other named executive officers, multiplied by (b) the sum of (i) the executive officer’s annual base salary and (ii) the Highest Annual Bonus. The executive officer will also receive all unpaid vacation pay, may continue to receive employee welfare benefits for up to a two-year period from the date of termination, and may receive outplacement assistance.
The foregoing description of the Change of Control Agreements does not purport to be complete and is qualified in its entirety by reference to the complete copy of the form of Change of Control Agreement attached hereto as Exhibit 10.1 and incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits

10.1 Form of Change of Control Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 17, 2015	WASHINGTON FEDERAL, INC.

	By:	/s/ DIANE L. KELLEHER
Diane L. Kelleher
Senior Vice President and Chief Financial Officer

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